Janus Aspen Series

Overseas Portfolio

Supplement dated November 9, 2015

to Currently Effective Prospectuses

Effective January 1, 2016, the following replaces the corresponding information for Overseas Portfolio (the “Portfolio”) as noted below.

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of Overseas Portfolio’s Prospectuses:

Portfolio Manager:  George P. Maris, CFA, is Portfolio Manager of the Portfolio, which he has managed since January 2016.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Portfolio:

Overseas Portfolio

George P. Maris, CFA, is Portfolio Manager of Overseas Portfolio, which he has managed since January 2016. He is also Portfolio Manager of other Janus accounts. Mr. Maris joined Janus Capital in March 2011. Prior to joining Janus Capital, Mr. Maris was a portfolio manager at Northern Trust from 2008 to March 2011. Mr. Maris holds a Bachelor’s degree in Economics from Swarthmore College, a Juris Doctorate from the University of Illinois College of Law, and a Master of Business Administration degree from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.

Effective January 1, 2016, references to Brent Lynn are deleted. Mr. Lynn intends to remain at Janus Capital until December 31, 2015, to assist in transitioning the Portfolio.

Please retain this Supplement with your records.